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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2002
RWD TECHNOLOGIES, INC. (Exact Name of registrant as specified in its charter)
Maryland (State of Incorporation)	0-22145 (Commission File Number)	52-1552720 (IRS Employer Identification No.)
10480 Little Patuxent Parkway, Suite 1200, Columbia, Maryland 21044 (Address of principal executive offices)
(410) 730-4377 (Registrant's telephone number)

Item 5.    Other Information

        On October 10, 2002, the Company issued a press release announcing the appointment of Jeffrey W. Wendel as acting president of Latitude360, RWD's eLearning and eBusiness integration division. A copy of the press release issued by the Company is attached as an exhibit to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description
99.1	Press Release dated October 10, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RWD TECHNOLOGIES, INC.
Date: October 11, 2002	By:	/s/Beth M. Buck Beth M. Buck, CPA Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated October 10, 2002

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  Item 5. Other Information
  Item 7. Financial Statements and Exhibits
SIGNATURES
  Exhibit Index